UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 26, 2008

                            BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

          Oklahoma                       000-19341              73-1373454
          --------                       ---------              ----------
 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (918) 588-6000

                   _____________________N/A___________________

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01. Entry into a Material Definitive Agreement.

On December 26, 2008, BOK Financial Corporation and Stanley A. Lybarger, President and Chief Executive Officer, entered into an amendment of Mr. Lybarger's employment agreement. The Amended and Restated Agreement extended the term of Mr. Lybarger's employment until December 31, 2013 and included provisions required by Section 409(A) of the Internal Revenue Code with respect to deferred compensation.


ITEM 9.01. Financial Statements and Exhibits.

                                    Exhibits

99(a) Amended and Restated Employment Agreement dated December 26, 2008 between BOK Financial Corporation and Stanley A. Lybarger.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BOK FINANCIAL CORPORATION

                                         By:  /s/  Steven E. Nell
                                              --------------------------------
                                              Steven E. Nell
                                              Executive Vice President
                                              Chief Financial Officer
Date:  December 30, 2008